MERRILL LYNCH
                                                                GLOBAL
                                                                RESOURCES
                                                                TRUST
                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                April 30, 1999

MERRIL LYNCH GLOBAL RESOURCES TRUST

DEAR SHAREHOLDER

During the three-month period ended April 30, 1999, the performance of Merrill Lynch Global Resources Trust rose sharply. Resource stocks enjoyed strong recoveries from the lows reached following the recessions in Asian as well as other emerging markets. Virtually all commodity groups recorded double-digit gains during the three-month period, with only the gold sector significantly lagging the strong rebound in other resource groups.

For the April quarter, Merrill Lynch Global Resources Trust's Class A, Class B, Class C and Class D Shares had total returns of +29.23%, +28.92%, +28.95% and +29.12%, respectively. For the three months ended April 30, 1999, the Trust's Class B Shares performed in line with the return of the unmanaged Morgan Stanley Capital International Natural Resources Index, and on a trailing 12-month basis ended May 31, 1999, Class B Shares exceeded Lipper Analytical Services' Natural Resources Fund average by 6.2 percentage points. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance infor mation can be found on pages 3 and 4 of this report to shareholders.)

The recovery in resource stocks confirmed our belief that stock prices had discounted the problems facing the sector. We continue to believe that resource investments offer the potential for good returns over the coming year. This is particularly true in select energy and paper/forest product investments where our focus on favorable capacity utilization trends supports our outlook for positive pricing conditions.

Energy Investment Rebound

Our increased exposure to energy investments, particularly North American natural gas producers and oil service stocks, helped drive Trust performance. During the April quarter, eight of our top ten performing holdings were energy stocks that recorded gains ranging between *1 46% and 91%. However, some of our energy sector gains were offset by our relatively modest exposure to refining stocks, which declined in response to poor refining margins. In addition, our investments in Mobil Corporation, ENI SpA, Petro-Canada and Amerada Hess Corporation all delivered below-average results compared to the group. We expect that Mobil Corporation and Exxon Corporation shares may continue to tread water as Federal Trade Commission issues regarding their proposed merger are addressed. Continuing reviews by the Federal Trade Commission have resulted in a delay in the merger timetable, deferring the commencement of cost cutting efforts.

Given the appreciation of many of our large-capitalization holdings, we are taking profits and reinvesting the proceeds in smaller-capitalization companies, which we believe offer greater upside potential. In addition, we continue to add to our holdings in independent oil companies with exposure to natural gas. We believe that the combination of declining domestic gas pro duction rates and a dramatic decline in the drilling of gas wells could result in substantially higher gas prices over the coming six months-nine months. The gas storage surplus has declined, with gas in storage now only 71 billion cubic feet above year-ago levels, as compared to 329 billion cubic feet at the end of March 1999. The declines in gas production from the Gulf of Mexico and other regions could result in shortages in the upcoming heating season if more normal winter weather were to prevail in North America.

Continued Opportunities in Paper/Forest Products

We have dramatically increased the Fund's holdings of paper and forest product stocks. We are emphasizing companies with manufacturing exposure to containerboard. These manufacturers have been at the forefront of capacity rationalization, and several major participants have consolidated over the past year. Several price increases have been announced as global inventories have declined. Relative valuations in the paper industry remain attractive; therefore, we intend to continue to focus on opportunities in this area.

Metals/Mining Outlook Dim

We are less optimistic about the near-term outlook for gains in the metals and mining sector. New production from long lead-time projects continues to offset marginal mine closures. In addition, we have received mixed reports from company management regarding the underlying tone of business conditions. For this reason we have scaled back our metals holdings or

Merril Lynch Global Resources Trust                               April 30, 1999

have replaced old holdings with companies that we believe offer better valuations. Examples of such additions to the portfolio include LTV Corp. and Freeport-McMoRan Copper & Gold, Inc.

Gold stocks have continued to hurt the Trust's performance, with many of our gold stocks declining during the three months ended April 30, 1999. We have cut our gold holdings by more than half over the past year, but maintained a representation in the gold sector, since we believed that rapid money supply growth in 1998 could spark inflation should emerging markets recover. Comments by Federal Reserve Board Chairman Alan Greenspan regarding potential inflationary pressures sent gold stocks soaring in a two-day rally in early May. This recovery collapsed on the news that Great Britain would embark on a plan to sell 50% of its gold reserves. Despite nearly two years of economic and political turbulence, the price of gold has not appreciated. Subsequent to the close of the April quarter, we continued to sell selected gold holdings since there appeared to be no catalyst for the metal's recovery.

In Conclusion

Over the past three months the strong appreciation in the resource sector, particularly our energy holdings, has helped to recoup some of the losses suffered by the Trust since the start of the emerging markets financial crisis. While the recovery has been strong, we expect results to be volatile during the remainder of *2 1999. Therefore, we have taken advantage of the recent commodity price gains to reduce our exposure to cyclically exposed companies in Japan, where we remain concerned that adequate steps have been taken to restructure the economy. In addition, we remain concerned about lackluster recoveries in Europe. We had reduced our exposure to cyclical industries in this area; however, we maintained significant investments in European integrated oil and gas companies where we expect cost cutting and consolidation to continue to deliver positive operating results.

We continue to believe that resource-related investments have the potential to generate positive absolute and relative returns, particularly if emerging markets in Asia and Latin America maintain their recent recoveries. However, we are increasingly confident in the investment outlook for our holdings in natural gas and select paper stocks, where our focus on positive capacity utilization trends appears intact. The investments we have made in companies subject to improving supply and demand conditions have generated both strong relative and absolute returns. With the process of restructuring the Trust nearly complete, we expect to continue to deliver positive and competitive returns from our investments in the resources sector.

We appreciate your investment in Merrill Lynch Global Resources Trust, and we look forward to sharing our investment outlook strategies with you in our upcoming annual report to shareholders.


Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

June 10, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Global Resources Trust's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.
================================================================================

Merrill Lynch Global Resources Trust                              April 30, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Trust through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distri-bution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automati cally convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic *3 share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distri bu tions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees appli cable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                          % Return Without     % Return With
                                            Sales Charge       Sales Charge**
  ==============================================================================
  Class A Shares*
  ==============================================================================
  Year Ended 3/31/99                            -15.99%             -20.40%
  ------------------------------------------------------------------------------
  Five Years Ended 3/31/99                      + 0.39              - 0.69
  ------------------------------------------------------------------------------
  Ten Years Ended 3/31/99                       + 3.51              + 2.95
  ------------------------------------------------------------------------------
* Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                              % Return            % Return
                                             Without CDSC        With CDSC**
  ==============================================================================
  Class B Shares*
  ==============================================================================
  Year Ended 3/31/99                            -16.85%             -20.18%
  ------------------------------------------------------------------------------
  Five Years Ended 3/31/99                      - 0.65              - 0.65
  ------------------------------------------------------------------------------
  Ten Years Ended 3/31/99                       + 2.44              + 2.44
  ------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

  ==============================================================================
                                              % Return            % Return
                                             Without CDSC        With CDSC**
  ==============================================================================
  Class C Shares*
  ==============================================================================
  Year Ended 3/31/99                            -16.83%             -17.66%
  ------------------------------------------------------------------------------
  Inception (10/21/94)
  through 3/31/99                               - 2.17              - 2.17
  ------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

  ==============================================================================
                                          % Return Without      % Return With
                                            Sales Charge        Sales Charge**
  ==============================================================================
  Class D Shares*
  ==============================================================================
  Year Ended 3/31/99                            -16.21%             -20.61%
  ------------------------------------------------------------------------------
  Inception (10/21/94)
  through 3/31/99                               - 1.38              - 2.58
  ------------------------------------------------------------------------------
* Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Merrill Lynch Global Resources Trust                              April 30, 1999

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                                                 Ten Years/
                                                  12 Month         3 Month     Since Inception
                                                Total Return    Total Return    Total Return
==============================================================================================
ML Global Resources Trust Class A Shares           -4.29%          +29.23%         +62.43%
----------------------------------------------------------------------------------------------
ML Global Resources Trust Class B Shares           -5.27           +28.92          +46.51
----------------------------------------------------------------------------------------------
ML Global Resources Trust Class C Shares           -5.22           +28.95          + 7.24
----------------------------------------------------------------------------------------------
ML Global Resources Trust Class D Shares           -4.50           +29.12          +11.15
==============================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 4/30/99 and Class C & Class D Shares, from 10/21/94 to 4/30/99.

PORTFOLIO INFORMATION

As of April 30, 1999

                                                           Percent of
Ten Largest Equity Holdings                                Net Assets

Placer Dome Inc. ......................................        3.3%
Total SA `B' ..........................................        3.2
Chevron Corporation ...................................        3.1
Elf Aquitaine SA (ADR) ................................        2.8
Texaco Inc. ...........................................        2.6
ENI SpA (ADR) .........................................        2.4
Smurfit-Stone Container Corporation ...................        2.4
Canadian Hunter Exploration Ltd. ......................        2.3
Vastar Resources, Inc. ................................        2.2
Devon Energy Corporation ..............................        2.0

                                                           Percent of
Geographic Allocation                                      Net Assets

United States .........................................       50.8%
Canada ................................................       21.1
France ................................................        7.3
Australia .............................................        6.5
Italy .................................................        2.4
United Kingdom ........................................        2.4
Japan .................................................        2.0
Malaysia ..............................................        1.6
Argentina .............................................        1.3
Ireland ...............................................        1.0
Brazil ................................................        1.0
Finland ...............................................        1.0
Ghana .................................................        0.9
Norway ................................................        0.9
Peru ..................................................        0.5
Mexico ................................................        0.3

Equity Portfolio Changes for the Quarter
Ended April 30, 1999

  Additions

  Abitibi-Consolidated Inc.
  Barrett Resources Corporation
  CONSOL Energy Inc.
* Consolidated Papers Inc.
  Freeport-McMoRan Copper & Gold, Inc. (Class B)
  Jefferson Smurfit Group PLC
  Kerr-McGee Corporation
  LTV Corp.
  Meridian Resource Corporation
  St. Laurent Paperboard Inc.
  Tembec Inc. `A'
  Union Pacific Resources Group Inc.
  Westvaco Corporation

  Deletions

* Consolidated Papers Inc.
  du Pont (E.I.) de Nemours and Company
  Gulf Canada Resources Limited (Ordinary)
  Koninklijke Hoogovens N.V. `A'
  Miramar Mining Corporation
  Nippon Steel Corporation
  Oryx Energy Company
  Pechiney, S.A. `A'
  Snyder Oil Corporation
  TransCoastal Marine Services, Inc.
  Trelleborg AB `B'

* Added and deleted in the same quarter.

Merrill Lynch Global Resources Trust                              April 30, 1999

SCHEDULE OF INVESTMENTS

                           Shares                                                                       Percent of
Industries                  Held                Common Stocks                      Cost         Value   Net Assets
==================================================================================================================
Aluminum                    16,450    Alcoa Inc.                               $   448,811    $ 1,024,012     1.1%
==================================================================================================================
Canadian                    58,700    Alberta Energy Company Ltd.                1,276,545      1,733,585     1.9
Independents               187,550    Canadian Hunter Exploration Ltd.           1,303,460      2,067,430     2.3
                            78,000    Northrock Resources Ltd.                     639,975        776,786     0.9
                            63,100    Rio Alto Exploration Ltd.                    595,909        953,434     1.1
                                                                                ----------      ---------     ---
                                                                                 3,815,889      5,531,235     6.2
==================================================================================================================
Chemicals                   28,000    Air Products and Chemicals, Inc.             630,826      1,316,000     1.4
                            40,000    IMC Global Inc.                              754,833      1,000,000     1.1
                            29,000    Imperial Chemical Industries PLC
                                      (ADR) (a)                                  1,418,032      1,248,813     1.4
                                                                                ----------      ---------     ---
                                                                                 2,803,691      3,564,813     3.9
==================================================================================================================
Coal                        46,300    CONSOL Energy Inc.                           678,522        659,775     0.7
==================================================================================================================
Diversified                102,000    Asahi Glass Company, Limited               1,223,974        781,786     0.9
Companies                   27,000    Ashland Inc.                               1,144,672      1,140,750     1.2
                            56,700    Freeport-McMoRan Copper & Gold, Inc.
                                      (Class B)                                    831,439        868,219     1.0
                                                                                ----------      ---------     ---
                                                                                 3,200,085      2,790,755     3.1
==================================================================================================================
Gold                       797,100    Acacia Resources Limited                   1,280,689      1,108,798     1.2
                            94,500    Ashanti Goldfields Company Ltd.
                                      (GDR) (b)                                  2,346,106        852,863     0.9
                           122,500    Cambior Inc.                               1,625,848        496,394     0.5
                           599,200    Delta Gold NL                              1,054,663        932,739     1.0
                            19,222    Newmont Mining Corporation                   707,254        462,529     0.5
                           920,000    Normandy Mining Limited                    1,040,108        798,324     0.9
                           211,000    Placer Dome Inc.                           4,483,800      2,980,375     3.3
                           432,600    Resolute Limited                             883,191        326,672     0.4
                                                                                ----------      ---------     ---
                                                                                13,421,659      7,958,694     8.7
==================================================================================================================
Integrated Oil              18,200    Amerada Hess Corporation                     993,871      1,037,400     1.1
Companies                   37,000    BP Amoco PLC                                 149,783        702,330     0.8
                             1,520    BP Amoco PLC (ADR) (a)                        64,250        172,045     0.2
                            28,200    Chevron Corporation                        2,389,017      2,812,950     3.1
                            34,000    ENI SpA (ADR) (a)                          1,589,500      2,222,750     2.4
                            32,600    Elf Aquitaine SA (ADR) (a)                 1,203,340      2,546,875     2.8
                            10,500    Exxon Corporation                            749,268        872,156     0.9
                            14,500    Mobil Corporation                          1,143,282      1,518,875     1.7
                            68,700    Petro-Canada                                 760,965        944,625     1.0
                            28,300    Phillips Petroleum Company                 1,271,149      1,432,687     1.6
                            38,300    Texaco Inc.                                2,177,183      2,403,325     2.6
                            20,900    Total SA `B'                               1,277,137      2,866,825     3.2
                            46,900    USX-Marathon Group                         1,395,976      1,465,625     1.6
                            27,200    YPF, SA (ADR) (a)                            666,808      1,142,400     1.3
                                                                                ----------      ---------     ---
                                                                                15,831,529      22,140,86    24.3
==================================================================================================================
Metals & Mining          1,803,712    Centaur Mining and Exploration Limited     2,469,435        388,303     0.4
                            77,400    Industrias Penoles SA                        329,257        261,911     0.3
                         1,174,009    M.I.M. Holdings Limited                    2,221,742        692,121     0.8
                           237,457    Minsur SA                                    597,621        470,642     0.5
                           196,000    Mitsubishi Materials Corporation             973,251        471,715     0.5
                            82,000    Noranda, Inc.                              1,052,756      1,098,214     1.2
                            79,300    Outokumpu Oyj                              1,460,162        910,653     1.0
                             7,300    Phelps Dodge Corporation                     425,781        461,725     0.5
                               450    Stillwater Mining Company                     10,105         12,741     0.0

Merrill Lynch Global Resources Trust                              April 30, 1999

                           Shares                                                                       Percent of
Industries                  Held                Common Stocks                      Cost         Value   Net Assets
==================================================================================================================
Metals & Mining            110,000    Sumitomo Metal Mining Co.                $   917,508    $   499,958     0.6%
(concluded)                382,000    WMC Limited                                2,282,151      1,652,330     1.8
                           119,840    Zimbabwe Platinum Mines Limited               66,324         28,578     0.0
                                                                                ----------     ----------    ----
                                                                                12,806,093      6,948,891     7.6
==================================================================================================================
Oil & Gas Producers         31,500    Anadarko Petroleum Corporation               843,498        195,031     1.3
                            45,600    Apache Corporation                         1,229,112      1,399,350     1.5
                            23,600    Barrett Resources Corporation                378,289        716,850     0.8
                            31,797    Burlington Resources Inc.                    937,202      1,464,649     1.6
                            80,300    Cabot Oil & Gas Corporation (Class A)      1,246,175      1,405,250     1.5
                            54,900    Chieftain International, Inc.              1,232,560        991,631     1.1
                            55,900    Devon Energy Corporation                   1,695,233      1,858,675     2.0
                            83,400    Enron Oil & Gas Company                    1,712,551      1,584,600     1.7
                            39,722    Kerr-McGee Corporation                     1,756,139      1,683,220     1.9
                            61,000    Meridian Resource Corporation                370,508        354,563     0.4
                            76,400    Union Pacific Resources Group Inc.           820,414      1,069,600     1.2
                            42,700    Unocal Corporation                         1,489,462      1,774,719     2.0
                            36,500    Vastar Resources, Inc.                     1,540,627      2,002,938     2.2
                                                                                ----------     ----------    ----
                                                                                15,251,770     17,501,076    19.2
==================================================================================================================
Oil Services                25,400    Coflexip SA (ADR) (a)                        528,758      1,123,950     1.3
                            26,100    McDermott International, Inc.                912,733        756,900     0.8
                            31,900    Noble Drilling Corporation                 1,004,686        626,037     0.7
                            44,600    Stolt Comex Seaway, SA                     1,101,028        557,500     0.6
                            22,300    Stolt Comex Seaway, SA (ADR) (a)             273,434        242,513     0.3
                            18,200    Transocean Offshore Inc.                     585,579        540,313     0.6
                            32,925    Weatherford International, Inc.            1,421,475      1,115,334     1.2
                                                                                ----------     ----------    ----
                                                                                 5,827,693      4,962,547     5.5
==================================================================================================================
Paper & Pulp               111,000    Abitibi-Consolidated Inc.                  1,166,655      1,307,452     1.4
                            45,666    Aracruz Celulose SA(ADR) (a)                 365,755        913,320     1.0
                            23,900    Bowater Incorporated                       1,094,682      1,281,637     1.4
                            23,000    Champion International Corporation         1,196,585      1,257,812     1.4
                           349,600    Jefferson Smurfit Group PLC                  918,005        948,412     1.0
                           204,502    Nexfor Inc.                                  909,484      1,046,387     1.2
                           213,296    Slocan Forest Products Ltd.                1,926,964      1,025,462     1.1
                           130,200    St. Laurent Paperboard Inc.                1,068,014      1,408,413     1.6
                            93,865    Smurfit-Stone Container Corporation        1,180,672      2,182,361     2.4
                           136,400    Tembec Inc. `A'                              882,330        993,022     1.1
                            29,900    Westvaco Corporation                         823,332        893,263     1.0
                                                                                ----------     ----------    ----
                                                                                11,532,478     13,257,541    14.6
==================================================================================================================
Plantations               717,000     Golden Hope Plantations BHD                1,325,785        615,111     0.7
                          578,000     Kuala Lumpur Kepong BHD                      790,865        806,158     0.9
                                                                                ----------     ----------    ----
                                                                                 2,116,650      1,421,269     1.6
==================================================================================================================
Refining                   35,300     Sunoco, Inc.                                 984,729      1,261,975     1.4
                           29,300     Ultramar Diamond Shamrock Corporation        698,163        675,731     0.7
                                                                                ----------     ----------    ----
                                                                                 1,682,892      1,937,706     2.1
==================================================================================================================
Steel                     140,700     LTV Corp.                                    808,838        896,962     1.0
==================================================================================================================
Wood Products             146,100     Riverside Forest Products Limited          2,401,223      1,254,293     1.4
==================================================================================================================
                                      Total Common Stocks                       92,627,823     91,850,437   101.0
==================================================================================================================

Merrill Lynch Global Resources Trust                              April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)

                            Face                                                                         Percent of
                           Amount         Short-Term Securities                     Cost         Value   Net Assets
===================================================================================================================
Repurchase              $ 709,000     Warburg Dillon Read LLC, purchased on
Agreements*                           4/30/1999 to yield 4.88% to 5/03/1999   $    709,000  $     709,000     0.8%
===================================================================================================================
                                                    Total Short-Term Securities    709,000        709,000     0.8
===================================================================================================================

Total Investments                                                             $ 93,336,823     92,559,437   101.8
                                                                              ============
Liabilities in Excess of Other Assets                                                          (1,663,715)   (1.8)
                                                                                             ------------   -----
Net Assets                                                                                   $ 90,895,722   100.0%
                                                                                             ============   =====
===================================================================================================================
 Net Asset Value:      Class A--Based on net assets of $8,820,550 and 586,898 shares
                                of beneficial interest outstanding                           $      15.03
                                                                                             ============
                       Class B--Based on net assets of $22,655,351 and 1,499,662 shares
                                of beneficial interest outstanding                           $      15.11
                                                                                             ============
                       Class C--Based on net assets of $2,108,316 and 141,327 shares
                                of beneficial interest outstanding                           $      14.92
                                                                                             ============
                       Class D--Based on net assets of $57,311,505 and 3,812,167 shares
                                of beneficial interest outstanding                           $      15.03
                                                                                             ============
==================================================================================================================

(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).
  * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

Officers and Trustees

Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Robert M. Shearer, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and
  Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Resources Trust
Box 9011
Princeton, NJ
08543-9011                                                          #10303--4/99

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